Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by the Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 1, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,880,095 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 40 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-7

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,346,909,044
Aggregate Outstanding Principal Balance – Treasury Bill	$189,815,864
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.09%
Aggregate Outstanding Principal Balance – Commercial Paper	$1,157,093,180
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	85.91%
Number of Borrowers	45,426
Average Outstanding Principal Balance Per Borrower	$29,651
Number of Loans	76,669
Average Outstanding Principal Balance Per Loan – Treasury Bill	$21,277
Average Outstanding Principal Balance Per Loan – Commercial Paper	$17,079
Weighted Average Remaining Term to Scheduled Maturity	217 months
Weighted Average Annual Interest Rate	5.98%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$20,447	*
3.01% to 3.50%	5,124	75,351,712	5.6%
3.51% to 4.00%	4,023	90,665,393	6.7
4.01% to 4.50%	13,594	189,103,225	14.0
4.51% to 5.00%	15,985	235,442,692	17.5
5.01% to 5.50%	3,440	58,108,320	4.3
5.51% to 6.00%	4,002	69,987,923	5.2
6.01% to 6.50%	5,759	103,331,595	7.7
6.51% to 7.00%	6,211	117,587,225	8.7
7.01% to 7.50%	2,548	51,906,649	3.9
7.51% to 8.00%	6,458	133,146,484	9.9
8.01% to 8.50%	6,600	142,775,289	10.6
Equal to or greater than 8.51%	2,924	79,482,089	5.9

Total	76,669	$1,346,909,044	100.0%
____________________ * Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,027	$11,346,280	0.8%
$ 5,000.00 -$ 9,999.99	8,457	63,180,453	4.7
$ 10,000.00-$14,999.99	5,818	72,860,289	5.4
$ 15,000.00-$19,999.99	5,449	94,504,285	7.0
$ 20,000.00-$24,999.99	4,109	91,970,029	6.8
$ 25,000.00-$29,999.99	2,892	79,088,997	5.9
$ 30,000.00-$34,999.99	2,397	77,665,389	5.8
$ 35,000.00-$39,999.99	1,919	71,785,372	5.3
$ 40,000.00-$44,999.99	1,588	67,233,135	5.0
$ 45,000.00-$49,999.99	1,276	60,542,233	4.5
$ 50,000.00-$54,999.99	1,072	56,210,085	4.2
$ 55,000.00-$59,999.99	909	52,208,511	3.9
$ 60,000.00-$64,999.99	756	47,117,681	3.5
$ 65,000.00-$69,999.99	630	42,439,652	3.2
$ 70,000.00-$74,999.99	539	39,015,366	2.9
$ 75,000.00-$79,999.99	434	33,576,176	2.5
$ 80,000.00-$84,999.99	391	32,225,433	2.4
$ 85,000.00-$89,999.99	346	30,278,981	2.2
$ 90,000.00-$94,999.99	277	25,602,168	1.9
$ 95,000.00-$99,999.99	253	24,680,521	1.8
$100,000.00 and above	1,887	273,378,008	20.3

Total	45,426	$1,346,909,044	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	70,344	$1,197,139,285	88.9%
31-60 days	2,422	51,676,948	3.8
61-90 days	1,262	29,878,657	2.2
91-120 days	670	17,855,212	1.3
121-150 days	423	11,271,007	0.8
151-180 days	399	11,175,898	0.8
181-210 days	320	7,772,672	0.6
Greater than 210 days	829	20,139,365	1.5

Total	76,669	$1,346,909,044	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	72	$30,385	*
4 to12	325	456,204	*
13 to 24	796	2,262,365	0.2%
25 to 36	738	3,064,229	0.2
37 to 48	1,821	6,700,646	0.5
49 to 60	1,701	9,368,002	0.7
61 to 72	2,488	14,827,543	1.1
73 to 84	8,521	44,469,762	3.3
85 to 96	3,046	21,113,294	1.6
97 to 108	2,949	24,919,061	1.9
109 to 120	2,949	30,670,144	2.3
121 to 132	4,059	57,995,516	4.3
133 to 144	9,736	113,723,474	8.4
145 to 156	3,793	49,929,386	3.7
157 to 168	2,880	41,671,252	3.1
169 to 180	2,917	47,169,076	3.5
181 to 192	2,543	46,664,911	3.5
193 to 204	5,305	98,067,504	7.3
205 to 216	2,270	48,991,207	3.6
217 to 228	2,009	46,591,228	3.5
229 to 240	2,153	56,311,896	4.2
241 to 252	1,764	51,573,812	3.8
253 to 264	4,141	138,788,564	10.3
265 to 276	1,555	58,027,921	4.3
277 to 288	1,263	51,194,477	3.8
289 to 300	1,481	66,649,629	4.9
301 to 312	886	44,376,055	3.3
313 to 324	672	38,586,684	2.9
325 to 336	462	29,043,574	2.2
337 to 348	395	26,799,357	2.0
349 to 360	590	46,169,898	3.4
361 and above	389	30,701,989	2.3

Total	76,669	$1,346,909,044	100.0%
____________________ * Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	6,681	$144,076,933	10.7%
Forbearance	5,187	133,483,455	9.9
Repayment
First year in repayment	1,859	67,785,53	5.0
Second year in repayment	1,552	46,964,948	3.5
Third year in repayment	2,376	63,088,870	4.7
More than 3 years in repayment	59,014	891,509,307	66.2

Total	76,669	$1,346,909,044	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 78.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.0	-	242.1
Forbearance	-	4.3	251.5
Repayment	-	-	207.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $144,076,933 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $62,601,517 or approximately 43.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	552	$10,335,235	0.8%
Alaska	131	2,179,996	0.2
Arizona	2,418	42,777,744	3.2
Arkansas	472	7,765,085	0.6
California	6,916	133,898,345	9.9
Colorado	1,193	20,000,686	1.5
Connecticut	1,198	17,732,468	1.3
Delaware	206	3,435,119	0.3
District of Columbia	377	8,200,260	0.6
Florida	5,704	129,564,486	9.6
Georgia	2,500	50,794,061	3.8
Hawaii	277	5,298,850	0.4
Idaho	208	3,603,707	0.3
Illinois	3,272	51,622,273	3.8
Indiana	5,001	77,091,347	5.7
Iowa	376	5,514,523	0.4
Kansas	1,427	20,863,101	1.5
Kentucky	1,087	16,087,607	1.2
Louisiana	2,748	47,684,793	3.5
Maine	311	5,982,694	0.4
Maryland	2,037	39,340,785	2.9
Massachusetts	2,961	44,050,405	3.3
Michigan	1,411	26,352,510	2.0
Minnesota	764	12,902,756	1.0
Mississippi	575	11,447,234	0.8
Missouri	1,393	23,032,705	1.7
Montana	113	1,776,057	0.1
Nebraska	128	1,892,392	0.1
Nevada	451	8,116,839	0.6
New Hampshire	676	9,320,380	0.7
New Jersey	2,006	35,623,402	2.6
New Mexico	291	5,308,751	0.4
New York	5,890	101,581,375	7.5
North Carolina	1,770	31,633,180	2.3
North Dakota	31	605,647	*
Ohio	432	7,707,517	0.6
Oklahoma	980	16,006,394	1.2
Oregon	903	15,042,915	1.1
Pennsylvania	2,967	48,187,573	3.6
Rhode Island	205	2,703,220	0.2
South Carolina	768	14,894,478	1.1
South Dakota	63	943,301	0.1
Tennessee	1,150	20,240,225	1.5
Texas	5,808	97,376,224	7.2
Utah	216	4,998,026	0.4
Vermont	99	2,125,052	0.2
Virginia	2,426	39,388,196	2.9
Washington	1,870	30,412,070	2.3
West Virginia	420	6,747,223	0.5
Wisconsin	783	12,799,579	1.0
Wyoming	52	908,601	0.1
Other	656	13,011,652	1.0
Total	76,669	$1,346,909,044	100.0%
____________________ * Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	51,541	$816,272,760	60.6%
Other Repayment Options(1)	25,128	530,636,283	39.4

Total	76,669	$1,346,909,044	100.0%
____________________ (1) Includes, among others, graduated repayment loans, income sensitive and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,763 loans with an aggregate outstanding principal balance of $119,884,138 currently in an interest-only period.  These interest-only loans represent approximately 8.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	37,785	$594,708,689	44.2%
Unsubsidized	38,884	752,200,354	55.8

Total	76,669	$1,346,909,044	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	468	$9,663,582	0.7%
October 1, 1993 through June 30, 2006	76,201	1,337,245,461	99.3
July 1, 2006 and later	0	0	0.0

Total	76,669	$1,346,909,044	100.0%

2003-7

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,035	$27,932,388	2.1%
College Assist	23	645,013	*
Educational Credit Management Corporation	1,984	34,960,892	2.6
Great Lakes Higher Education Corporation	449	12,793,974	0.9
Illinois Student Assistance Commission	2,099	31,762,650	2.4
Iowa College Student Aid Commission	165	2,425,532	0.2
Kentucky Higher Education Assistance Authority	630	7,923,602	0.6
Louisiana Office of Student Financial Assistance	549	7,386,982	0.5
Michigan Guaranty Agency	594	10,419,833	0.8
Montana Guaranteed Student Loan Program	3	19,431	*
New Jersey Higher Education Student Assistance Authority	2,084	32,374,813	2.4
New York State Higher Education Services Corporation	6,946	110,554,407	8.2
Northwest Education Loan Association	3,866	57,778,379	4.3
Oklahoma Guaranteed Student Loan Program	929	13,906,922	1.0
Pennsylvania Higher Education Assistance Agency	4,295	67,068,473	5.0
Student Loan Guarantee Foundation of Arkansas	171	2,595,027	0.2
Tennessee Student Assistance Corporation	479	6,786,373	0.5
Texas Guaranteed Student Loan Corporation	2,897	51,183,749	3.8
United Student Aid Funds, Inc.	46,471	868,390,602	64.5

Total	76,669	$1,346,909,044	100.0%
____________________ * Represents a percentage greater than 0% but less than 0.05%.

2003-7

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent

2003-7

of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program effective July 1, 2010.  As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2010, USA Funds held net assets on behalf of the federal reserve fund of approximately $366 million. Through September 30, 2010, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $92 billion.  Also, as of September 30, 2010, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $366 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	0.26%	0.28%	0.33%	0.38%	0.40%

2003-7

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	$12,586	$15,581	$17,202	$20,067	$7,705

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	38.03%	40.30%	45.60%	36.19%	32.90%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	1.21%	2.13%	2.07%	1.92%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

2003-7